                                                                  EXHIBIT 10.2

                              FIRST AMENDMENT


     FIRST AMENDMENT (the "Amendment"), dated as of April 1997, among MAPLE LEAF AEROSPACE, INC. ("Holdings"), AEROSPACE ACQUISITION CORP. ("Parent"), TRI-STAR AEROSPACE, INC. (f/k/a AEROSPACE MERGER SUB I, INC.) (the "Borrower"), TRI-STAR AEROSPACE CO., the financial institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                           W I T N E S S E T H :


     WHEREAS Holdings, Parent, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of September 19, 1996, (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend that certain provision of the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 9.05(g) of the Credit Agreement is hereby amended by deleting the reference to "300,000" appearing therein and by inserting in lieu thereof a reference to "500,000".

     2. In order to induce the Banks to enter into this Amendment, each of Holdings, Parent and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date (as defined herein) in each case both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, Parent, the Borrower and the Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of Holdings, Parent, the Borrower, and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office.

     7. From and after the First Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

     IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   MAPLE LEAF AEROSPACE, INC.



                                   By: /s/ Stephen Berger
                                      ---------------------------------
                                      Title: Chairman


                                   AEROSPACE ACQUISITION CORP.



                                   By: /s/ Stephen Berger
                                      ---------------------------------
                                      Title: Chairman


                                   TRI-STAR AEROSPACE CO.



                                   By: /s/ Stephen Berger
                                      ---------------------------------
                                      Title: Chairman



                                   BANKERS TRUST COMPANY



                                   By:
                                      ---------------------------------
                                      Title:


                                   PRIME INCOME TRUST



                                   By:
                                      ---------------------------------
                                      Title:

                                   BANKERS TRUST COMPANY


                                   By: /s/ Mary Kay Coyle
                                      ---------------------------------
                                      Title: MANAGING DIRECTOR

                                   SENIOR DEBT PORTFOLIO
                                   By:  Boston Management and Research,
                                        as Investment Advisor



                                   By: /s/ ILLEGIBLE
                                      ---------------------------------
                                      Title: Vice President

                                   KEY BANK N.A.



                                   By: /s/ ILLEGIBLE
                                      ---------------------------------
                                      Title: Vice President

                                   LASALLE NATIONAL BANK



                                   By: /s/ ILLEGIBLE
                                      ---------------------------------
                                      Title: FIRST VICE PRESIDENT

                                   MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                   By: /s/ Gilles Marchand
                                      ---------------------------------
                                      Title:  GILLES MARCHAND, CFA
                                              AUTHORIZED SIGNATORY


                                   MERRILL LYNCH PRIME RATE PORTFOLIO


                                   By: /s/ Gilles Marchand
                                      ---------------------------------
                                      Title:  GILLES MARCHAND, CFA
                                              AUTHORIZED SIGNATORY

                                   PILGRIM AMERICA PRIME RATE TRUST


                                   By: /s/ Thomas C. Hunt
                                      ---------------------------------
                                      Title:  THOMAS C. HUNT
                                              PORTFOLIO ANALYST

                                   VAN KAMPEN AMERICAN CAPITAL
                                   PRIME RATE INCOME TRUST



                                   By: /s/ Jeffrey W. Maillet
                                      ----------------------------------------
                                      Title:  JEFFREY W. MAILLET
                                              Senior Vice President & Director